UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2021

REKOR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7172 Columbia Gateway Drive, Suite 400, Columbia, MD 21046
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (410) 762-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REKR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 19, 2021, Rekor Systems, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”), as amended by Amendment No. 1 to the Original 8-K (“Amendment No. 1”), disclosing, among other things, that on August 18, 2021, Rekor completed the transaction contemplated by the share purchase agreement (the “Purchase Agreement”) by and among the Company, Waycare Technologies Ltd. (“Waycare”), the sellers of Waycare named in the Purchase Agreement (the “Sellers”), and Shareholder Representative Services LLC, solely in its capacity as the representative of the Sellers, pursuant to which the Company acquired 100% of the issued and outstanding capital stock of Waycare from the Sellers.

This second amendment to the Original 8-K (“Amendment No. 2”) is being filed for the purpose of satisfying the Company’s undertaking to file the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and this Amendment No. 2 should be read in conjunction with the Original 8-K, as amended by Amendment No. 1. Except as set forth herein, no modifications have been made to information contained in the Original 8-K and Amendment No. 1, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Waycare for the year ended December 31, 2020 and the unaudited consolidated financial statements for the six months ended June 30, 2021 and the related notes are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined financial statements, which include a pro forma condensed combined balance sheet as of June 30, 2021 and pro forma condensed combined statements of operations for the year ended December 31, 2020 and the six months ended June 30, 2021 and the notes related thereto, are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Auditors of Waycare Technologies Ltd.
99.1

Audited consolidated financial statements of Waycare Technologies Ltd. For the year ended December 31, 2020 and the related notes to such financial statements, and unaudited consolidated financial statements of Waycare Technologies Ltd. For the six months ended June 30, 2021 and the related notes to such financial statements.

99.2

Unaudited pro forma condensed combined financial statements, which include a pro forma condensed combined balance sheet as of June 30, 2021 and pro forma condensed combined statements of operations for the year ended December 31, 2020 and for the six months ended June 30, 2021 and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REKOR SYSTEMS, INC.

Date: September 14, 2021	/s/ Robert A. Berman
Name: Robert A. Berman Title: President and Chief Executive Officer

3